ACQUISITION OF COLUMBIA	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
ACQUISITION OF COLUMBIA
ACQUISITION OF COLUMBIA
On July 1, 2016, TCPL acquired 100 per cent ownership of Columbia Pipeline Group, Inc. (Columbia) for a purchase price of US$10.3 billion in cash, based on US$25.50 per share for all of Columbia's outstanding common shares as well as all outstanding restricted and performance stock units. The acquisition was financed through the issuance of TCPL common shares to TransCanada, an intercompany loan due to TransCanada in connection with proceeds received from the sale of TransCanada subscription receipts and draws on acquisition bridge facilities in the aggregate amount of US$6.9 billion. The sale of the subscription receipts was completed on April 1, 2016 through a public offering, and gross proceeds of approximately $4.4 billion were transferred to TCPL prior to the closing of the acquisition. Refer to Note 20, Common shares, Note 28, Related party transactions and Note 17, Long-term debt for further information on the common shares issued to TransCanada, the intercompany loan due to TransCanada and the acquisition bridge facilities.
At the date of acquisition, Columbia operated a portfolio of approximately 24,500 km (15,200 miles) of regulated natural gas pipelines, 285 Bcf of natural gas storage facilities and midstream and other assets in various regions in the U.S. TCPL acquired Columbia to expand the Company’s natural gas business in the U.S. market, positioning the Company for additional long-term growth opportunities.
The goodwill arising from the acquisition principally reflects the opportunities to expand the Company’s U.S. Natural Gas Pipelines segment and to gain a stronger competitive position in the North American natural gas business. The goodwill resulting from the acquisition is not deductible for income tax purposes. The acquisition was accounted for as a business combination using the acquisition method where the acquired tangible and intangible assets and assumed liabilities were recorded at their estimated fair values at the date of acquisition. The purchase price equation reflects management’s estimate of the fair value of Columbia’s assets and liabilities as at July 1, 2016.

	July 1, 2016
(millions of $)	U.S.	Canadian[1]

Purchase Price Consideration	10,294	13,392
Fair Value
Current assets	658	856
Plant, property and equipment	7,560	9,835
Equity investments	441	574
Regulatory assets	190	248
Intangible and other assets	135	175
Current liabilities	(597)	(777)
Regulatory liabilities	(294)	(383)
Other long-term liabilities	(144)	(187)
Deferred income tax liabilities	(1,613)	(2,098)
Long-term debt	(2,981)	(3,878)
Non-controlling interests	(808)	(1,051)
Fair Value of Net Assets Acquired	2,547	3,314
Goodwill (Note 11)	7,747	10,078

1	At July 1, 2016 exchange rate of $1.30.
The fair values of current assets including cash and cash equivalents, accounts receivable, and inventories and the fair values of current liabilities including notes payable and accrued interest approximated their carrying values due to the short-term nature of these items. Certain acquisition-related working capital items resulted in an adjustment to accounts payable.
Columbia’s natural gas pipelines are subject to FERC regulations and, as a result, their rate bases are expected to be recovered with a reasonable rate of return over the life of the assets. These assets, as well as related regulatory assets and liabilities, had fair values equal to their carrying values on acquisition. The fair value of mineral rights included in Columbia's plant, property and equipment was determined using a discounted cash flow approach which resulted in a fair value increase of $241 million (US$185 million). On acquisition date, the fair value of base gas included in Columbia’s plant, property and equipment was determined by using a quoted market price multiplied by the estimated volume of base gas in place which resulted in a fair value increase of $840 million (US$646 million).
In second quarter 2017, the Company completed its procedures over measuring the volume of base gas acquired and, as a result, decreased its fair value by $116 million (US$90 million). This impacted the purchase price equation by decreasing property, plant and equipment by $116 million (US$90 million), decreasing deferred income tax liabilities by $45 million (US$35 million) and increasing goodwill by $71 million (US$55 million). This adjustment did not impact the Company's net income. At December 31, 2017, goodwill related to the acquisition of Columbia is US$7,802 million (2016 – US$7,747 million). Refer to Note 11, Goodwill, for further information.
The fair value of Columbia’s long-term debt was estimated using an income approach based on observable market rates for similar debt instruments from external data service providers. This resulted in a fair value increase of $300 million (US$231 million).
The following table summarizes the acquisition date fair value of Columbia's debt acquired by TCPL.

(millions of $)	Maturity Date	Type	Fair Value	Interest Rate

COLUMBIA PIPELINE GROUP, INC.
	June 2018	Senior Unsecured Notes (US$500)	US$506	2.45%
	June 2020	Senior Unsecured Notes (US$750)	US$779	3.30%
	June 2025	Senior Unsecured Notes (US$1,000)	US$1,092	4.50%
	June 2045	Senior Unsecured Notes (US$500)	US$604	5.80%
			US$2,981

The fair values of Columbia's DB plan and other post-retirement benefit plans were based on an actuarial valuation of the funded status of the plans, as of the acquisition date which resulted in an increase of $15 million (US$12 million) and $5 million (US$4 million) to Regulatory assets and Other long-term liabilities, respectively, and a decrease of $14 million (US$11 million) and $2 million (US$2 million) to Intangible and other assets and Regulatory liabilities, respectively.
Temporary differences created as a result of the fair value changes described above resulted in deferred income tax assets and liabilities that were recorded at the Company's U.S. effective tax rate of 39 per cent.
The fair value of Columbia’s non-controlling interest was based on the approximately 53.8 million Columbia Pipeline Partners LP (CPPL) common units outstanding to the public as of June 30, 2016, and valued at the June 30, 2016 closing price of US$15.00 per common unit. On February 17, 2017, TCPL acquired all outstanding publicly held common units of CPPL. Refer to Note 19, Non-controlling interests, for further information.
In 2016, acquisition expenses of approximately $36 million were included in Plant operating costs and other in the Consolidated statement of income.
Upon completion of the acquisition, the Company began consolidating Columbia. Columbia’s significant accounting policies were consistent with TCPL's and continued to be applied. Columbia contributed $929 million to the Company's Revenues and $132 million to the Company's net income from July 1, 2016 to December 31, 2016.
The following supplemental pro forma consolidated financial information of the Company for the years ended December 31, 2016 and 2015 includes the results of operations for Columbia as if the acquisition had been completed on January 1, 2015.

year ended December 31
(millions of Canadian $)	2016	2015

Revenues	13,404	13,007
Net Income/(Loss)	715	(820)
Net Income/(Loss) Attributable to Controlling Interests and to Common Shares	431	(877)